ASSIGNMENT OF LOAN

THIS ASSIGNMENT OF LOAN (this "Assignment") effective as of the 14th day of January, 2000, by and among ROBERT E. SCHMIDT, JR. ("Assignor"), SCHMIDT INTERNATIONAL, LLC, a Florida limited liability company ("Assignee"), AARICA HOLDINGS, INC., a Texas corporation ("Borrower"), and CAROL KOLOZS, AARICA SPORT, S.A. de C.V., AND TAIMEX INDUSTRIES, S.A. de C.V. (collectively the "Guarantors").

         WHEREAS, Borrower, Guarantors, and Assignor entered into that certain Loan Agreement dated March 8, 1999, as amended, whereby Borrower and its subsidiaries borrowed an aggregate of $2,377,500.00 from Assignor (the "Loan") and Guarantors guaranteed the Loan; and

         WHEREAS, Assignor desires to assign all of his rights, title, and interest under the Loan, including all loan documents, promissory notes, and security documents , and Assignee is willing to accept such assignment and assume all obligations thereunder.

         NOW, THEREFORE, in consideration of the premises herein contained, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Recitals.   The  above  recitals  are  hereby  incorporated  herein  by reference. --------

     2. Assignment of Loan. Assignor hereby assigns all of his rights, title, and interest under the Loan to ------------------ Assignee.

     3. Acceptance of Assignment. Assignee hereby accepts the assignment of all of Assignor's rights, title, ------------------------- and interest under the Loan, relieves Assignor of all liability, and assumes all obligations thereunder.

     4. Consent. Borrower and Guarantors hereby consent to the Assignment of the Loan from Assignor to ------- Assignee.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNEE:                                                     ASSIGNOR:

SCHMIDT INTERNATIONAL, LLC

By: /s/ Robert E. Schmidt, Jr.      ___            /s/ Robert E. Schmidt, Jr.
    -----------------------------------           --------------------------
      Robert E. Schmidt, Member                    Robert E. Schmidt, Jr.

BORROWER:                                            GUARANTOR:

AARICA HOLDINGS, INC.

By: /s/ Carol Kolozs       _____                              /s/ Carol Kolozs
    ----------------------------                              ----------------
      Carol Kolozs, President                                 Carol Kolozs

GUARANTOR:

AARICA SPORT, S.A. de C.V.                  TAIMEX INDUSTRIES, S.A. de C.V.


By: /s/ Carol Kolozs                                   By:_ /s/ Carol Kolozs
   -----------------                                   -----------------
      Carol Kolozs, President                          Carol Kolozs, President

ORLDOCS 10007046.1 LMW